EXHIBIT 32.2(2)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of VRDT Corporation (the “Company”) on Form 10-K/A for the fiscal year ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dennis Hogan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 27, 2013
/s/ Dennis Hogan
Dennis Hogan
Chief Financial Officer & Principal Accounting Officer